EXHIBIT 10(i)

Contract No. 130629

NATURAL GAS PIPELINE COMPANY OF AMERICA (Natural)
TRANSPORTATION RATE SCHEDULE FTS AGREEMENT DATED February 18, 2004
UNDER SUBPART G OF PART 284 OF THE FERC'S REGULATIONS
1.	SHIPPER is: NORTH SHORE GAS COMPANY, a LDC.

2.	(a)	MDQ totals:	9,000	Dth per day for the period April 1, 2004 to October 31, 2004
			0	Dth per day for the period November 1, 2004 to March 31, 2005
			9,000	Dth per day for the period April 1, 2005 to October 31, 2005
			0	Dth per day for the period November 1,2005 to March 31, 2006
			9,000	Dth per day for the period April 1, 2006 to October 31, 2006

	(b)	Service option selected (check any or all):
[ ] LN [ ] SW [ ] NB

3.	TERM: April 1, 2004 through October 31, 2006.

4.	Service will be ON BEHALF OF: [X] Shipper or [ ] Other:

5.	The ULTIMATE END USERS are customers within any state in the continental U.S.; or (specify state): ___________________________________.

6.	[ ] This Agreement supersedes and cancels a ____________ Agreement dated ______________.

[X] Service and reservation charges commence the latter of:
(a) April 1, 2004, and
(b) the date capacity to provide the service hereunder is available on Natural's System.

[ ] Other:

7.	SHIPPER'S ADDRESSES	NATURAL'S ADDRESSES
General Correspondence:
	NORTH SHORE GAS COMPANY	NATURAL GAS PIPELINE COMPANY OF AMERICA
	TOM ZACK	ATTENTION: ACCOUNT SERVICES
	150 N. MICHIGAN AVE.	ONE ALLEN CENTER, SUITE 1000
	39TH FLOOR	500 DALLAS STREET
	CHICAGO, IL 60601-6207	HOUSTON, TEXAS 77002

Statements/Invoices/Accounting Related Materials:
	NORTH SHORE GAS COMPANY	NATURAL GAS PIPELINE COMPANY OF AMERICA
	GAS ACCOUNTING DEPARTMENT	ATTENTION: ACCOUNT SERVICES
	150 N. MICHIGAN AVE.	ONE ALLEN CENTER, SUITE 1000
	39TH FLOOR	500 DALLAS STREET
	CHICAGO, IL 60601-6207	HOUSTON, TEXAS 77002

Payments:
NATURAL GAS PIPELINE COMPANY OF AMERICA
P. O. BOX 70605
CHICAGO, ILLINOIS 60673-0605

FOR WIRE TRANSFER OR ACH:
DEPOSITORY INSTITUTION: THE CHASE
MANHATTAN BANK, NEW YORK, NY
WIRE ROUTING #: 021000021
ACCOUNT #: 323-206042

8. The above stated Rate Schedule, as revised from time to time, controls this Agreement and is incorporated herein. The attached Exhibits A, B, and C are part of this Agreement. NATURAL AND SHIPPER ACKNOWLEDGE THAT THIS AGREEMENT IS SUBJECT TO THE PROVISIONS OF NATURAL'S FERC GAS TARIFF AND APPLICABLE FEDERAL LAW. TO THE EXTENT THAT STATE LAW IS APPLICABLE, NATURAL AND SHIPPER EXPRESSLY AGREE THAT THE LAWS OF THE STATE OF TEXAS SHALL GOVERN THE VALIDITY, CONSTRUCTION, INTERPRETATION AND EFFECT OF THIS CONTRACT, EXCLUDING, HOWEVER, ANY CONFLICT OF LAWS RULE WHICH WOULD APPLY THE LAW OF ANOTHER STATE. This Agreement states the entire agreement between the parties and no waiver, representation, or agreement shall affect this Agreement unless it is in writing. Shipper shall provide the actual end user purchasers names(s) to Natural if Natural must provide them to the FERC.

AGREED TO BY:
NATURAL GAS PIPELINE COMPANY OF AMERICA	NORTH SHORE GAS COMPANY
"Natural"	"Shipper"

By: /s/ David J. Devine	By: /s/ William E. Morrow

Name: David J. Devine	Name: William E. Morrow

Title: Vice President, Financial Planning	Title: Executive Vice President

Contract No. 130629

EXHIBIT A
DATED: February 18, 2004
EFFECTIVE DATE: April 1, 2004

COMPANY: NORTH SHORE GAS COMPANY
CONTRACT: 130629

RECEIPT POINT/S
	County/Parish		PIN		MDQ
Name/Location	Area	State	No.	Zone	(Dth)

PRIMARY RECEIPT POINT/S

4/1/2004 - 10/31/2004
1. LONE STR/NGPL FORT BEND	FORT BEND	TX	10789	04	9000
INTERCONNECT WITH LONE STAR PIPELINE
COMPANY ON TRANSPORTER'S GULF COAST
MAINLINE IN THE JASON CONNER SURVEY, A-157,
FORT BEND COUNTY, TEXAS

11/1/2004 - 3/31/2005
2. LONE STR/NGPL FORT BEND	FORT BEND	TX	10789	04	0
INTERCONNECT WITH LONE STAR PIPELINE
COMPANY ON TRANSPORTER'S GULF COAST
MAINLINE IN THE JASON CONNER SURVEY, A-157,
FORT BEND COUNTY, TEXAS

4/1/2005 - 10/31/2005
3. LONE STR/NGPL FORT BEND	FORT BEND	TX	10789	04	9000
INTERCONNECT WITH LONE STAR PIPELINE
COMPANY ON TRANSPORTER'S GULF COAST
MAINLINE IN THE JASON CONNER SURVEY, A-157,
FORT BEND COUNTY, TEXAS

11/1/2005 - 3/31/2006
4. LONE STR/NGPL FORT BEND	FORT BEND	TX	10789	04	0
INTERCONNECT WITH LONE STAR PIPELINE
COMPANY ON TRANSPORTER'S GULF COAST
MAINLINE IN THE JASON CONNER SURVEY, A-157,
FORT BEND COUNTY, TEXAS

4/1/2006 - 10/31/2006
5. LONE STR/NGPL FORT BEND	FORT BEND	TX	10789	04	9000
INTERCONNECT WITH LONE STAR PIPELINE
COMPANY ON TRANSPORTER'S GULF COAST
MAINLINE IN THE JASON CONNER SURVEY, A-157,
FORT BEND COUNTY, TEXAS

SECONDARY RECEIPT POINT/S

All secondary receipt points, and the related priorities and volumes, as provided under the Tariff provisions governing this Agreement.

RECEIPT PRESSURE, ASSUMED ATMOSPHERIC PRESSURE

Natural gas to be delivered to Natural at the Receipt Point/s shall be at a delivery pressure sufficient to enter Natural's pipeline facilities at the pressure maintained from time to time, but Shipper shall not deliver gas at a pressure in excess of the Maximum Allowable Operating Pressure (MAOP) stated for each Receipt Point. The measuring party shall use or cause to be used an assumed atmospheric pressure corresponding to the elevation at such Receipt Point/s.

RATES

Except as otherwise provided below or in any written agreement(s) between the parties in effect during the term hereof, Shipper shall pay Natural the applicable maximum rate(s) and all other lawful charges as specified in Natural's applicable rate schedule. Shipper and Natural may agree that Shipper shall pay a rate other than the applicable maximum rate so long as such rate is between the applicable maximum and minimum rates specified for such service in the Tariff. Natural and Shipper may agree that a specific discounted rate will apply only to certain volumes under the agreement. The parties may agree that a specified discounted rate will apply only to specified volumes (MDQ or commodity volumes) under the agreement; that a specified discounted rate will apply only if specified volumes are achieved or only if the volumes do not exceed a specified level; that a specified discounted rate will apply only during specified periods of the year or for a specifically defined period; that a specified discounted rate will apply only to specified points, zones, mainline segments, supply areas, transportation paths, markets or other defined geographical area(s); that a specified discounted rate(s) will apply in a specified relationship to the volumes actually transported (i.e., that the reservation charge will be adjusted in a specified relationship to volumes actually transported); and/or that the discount will apply only to reserves dedicated by Shipper to Natural's system. Notwithstanding the foregoing, no discount agreement may provide that an agreed discount as to a certain volume level will be invalidated if the Shipper transports an incremental volume above that agreed level. In addition, the discount agreement may include a provision that if one rate component which was at or below the applicable maximum rate at the time the discount agreement was executed subsequently exceeds the applicable maximum rate due to a change in Natural's maximum rates so that such rate component must be adjusted downward to equal the new applicable maximum rate, then other rate components may be adjusted upward to achieve the agreed overall rate, so long as none of the resulting rate components exceed the maximum rate applicable to that rate component. Such changes to rate components shall be applied prospectively, commencing with the date a Commission order accepts revised tariff sheets. However, nothing contained herein shall be construed to alter a refund obligation under applicable law for any period during which rates which had been charged under a discount agreement exceeded rates which ultimately are found to be just and reasonable. If the parties agree upon a rate other than the applicable maximum rate, such written Agreement shall specify that the parties mutually agree either: (1) that the agreed rate is a discount rate; or (2) that the agreed rate is a Negotiated Rate (or Negotiated Rate Formula). In the event that the parties agree upon a Negotiated Rate or Negotiated Rate Formula, this Agreement shall be subject to Section 49 of the General Terms and Conditions of Natural's Tariff. Shipper and Natural may agree that Shipper shall pay a rate other than the applicable maximum rate so long as such rate is between the applicable maximum and minimum rates specified for such service in the Tariff.

FUEL GAS AND GAS LOST AND UNACCOUNTED FOR PERCENTAGE (%)

Shipper will be assessed the applicable percentage for Fuel Gas and Gas Lost and Unaccounted For.

TRANSPORTATION OF LIQUIDS

Transportation of liquids may occur at permitted points identified in Natural's current Catalog of Receipt and Delivery Points, but only if the parties execute a separate liquids agreement.

EXHIBIT B
DATED: February 18, 2004
EFFECTIVE DATE: April 1, 2004

COMPANY: NORTH SHORE GAS COMPANY
CONTRACT: 130625

DELIVERY POINT/S
	County/Parish		PIN		MDQ
Name/Location	Area	State	No.	Zone	(Dth)

PRIMARY DELIVERY POINT/S

4/1/2004 - 10/31/2004
1. KMTP/NGPL GOODRICH TAP POLK	POLK	TX	5579	03	9000
INTERCONNECT WITH MIDCON TEXAS PIPELINE
COMPANY ON TRANSPORTER'S GULF COAST MAINLINE
IN OR NEAR THE AUGUSTINE VIESCA SURVEY, A-77,
POLK COUNTY, TEXAS.

11/1/2004 - 3/31/2005
2. KMTP/NGPL GOODRICH TAP POLK	POLK	TX	5579	03	0
INTERCONNECT WITH MIDCON TEXAS PIPELINE
COMPANY ON TRANSPORTER'S GULF COAST MAINLINE
IN OR NEAR THE AUGUSTINE VIESCA SURVEY, A-77,
POLK COUNTY, TEXAS.

4/1/2005 - 10/31/2005
3. KMTP/NGPL GOODRICH TAP POLK	POLK	TX	5579	03	9000
INTERCONNECT WITH MIDCON TEXAS PIPELINE
COMPANY ON TRANSPORTER'S GULF COAST MAINLINE
IN OR NEAR THE AUGUSTINE VIESCA SURVEY, A-77,
POLK COUNTY, TEXAS.

11/1/2005 - 3/31/2006
4. KMTP/NGPL GOODRICH TAP POLK	POLK	TX	5579	03	0
INTERCONNECT WITH MIDCON TEXAS PIPELINE
COMPANY ON TRANSPORTER'S GULF COAST MAINLINE
IN OR NEAR THE AUGUSTINE VIESCA SURVEY, A-77,
POLK COUNTY, TEXAS.

4/1/2006 - 10/31/2006
5. KMTP/NGPL GOODRICH TAP POLK	POLK	TX	5579	03	9000
INTERCONNECT WITH MIDCON TEXAS PIPELINE
COMPANY ON TRANSPORTER'S GULF COAST MAINLINE
IN OR NEAR THE AUGUSTINE VIESCA SURVEY, A-77,
POLK COUNTY, TEXAS.

SECONDARY DELIVERY POINT/S

All secondary delivery points, and the related priorities and volumes, as provided under the Tariff provisions governing this Agreement.

DELIVERY PRESSURE, ASSUMED ATMOSPHERIC PRESSURE

Natural gas to be delivered by Natural to Shipper, or for Shipper's account, at the Delivery Point(s) shall be at the pressures available in Natural's pipeline facilities from time to time; provided, however, that the delivery pressure shall not be less na. The measuring party shall use or cause to be used an assumed atmospheric pressure corresponding to the elevation at such Delivery Point(s).

EXHIBIT C
DATED: February 18, 2004
EFFECTIVE DATE: April 1,2004

COMPANY: NORTH SHORE GAS COMPANY
CONTRACT: 130629

Pursuant to Natural's tariff, an MDQ exists for each primary transportation path segment and direction under the Agreement. Such MDQ is the maximum daily quantity of gas which Natural is obligated to transport on a firm basis along a primary transportation path segment.

A primary transportation path segment is the path between a primary receipt, delivery, or node point and the next primary receipt, delivery, or node point. A node point is the point of interconnection between two or more of Natural's pipeline facilities.

A segment is a section of Natural's pipeline system designated by a segment number whereby the Shipper under the terms of their agreement based on the points within the segment identified on Exhibit C have throughput capacity rights.

The segment numbers listed on Exhibit C reflect this Agreement's path corresponding to Natural's most recent Pipeline System Map which identifies segments and their corresponding numbers. All information provided in this Exhibit C is subject to the actual terms and conditions of Natural's Tariff.

EXHIBIT C
DATED: February 18, 2004
EFFECTIVE DATE: April 1, 2004

COMPANY: NORTH SHORE GAS COMPANY
CONTRACT: 130629
	Segment	Upstream	Forward/Backward	Flow Through
	Number	Segment	Haul (Contractual)	Capacity

4/1/2004 - 10/31/2004
1.	22	0	F	0
2.	26	22	F	9000

4/1/2005 - 10/31/2005
3.	22	0	F	0
4.	26	22	F	9000

4/1/2006 - 10/31/2006
5.	22	0	F	0
6.	26	22	F	9000